UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 12, 2016

Date of Report (date of earliest event reported)

WORKDAY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2016, Robynne Sisco was appointed Chief Financial Officer of Workday, Inc. (“Workday”). Mark Peek, Workday’s prior Chief Financial Officer, will continue to serve as co-President of Workday.

Ms. Sisco, 50, joined Workday in August 2012 as Chief Accounting Officer. Prior to joining Workday, Ms. Sisco served as Chief Accounting Officer and Corporate Controller at VMWare, a provider of business infrastructure virtualization solutions, from June 2009 to August 2012. Ms. Sisco also previously served as Senior Vice President and Chief Accounting Officer at VeriSign, and held senior finance positions at Oracle, Visa, General Electric and Ford.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2016	Workday, Inc.

/s/ James P. Shaughnessy
James P. Shaughnessy
Senior Vice President, General Counsel and Secretary